SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C.  20549

                              ________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE

                       SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)    NOVEMBER 11, 1996

                               SUNAMERICA INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


MARYLAND                           1-4618         86-0176061
(STATE OR OTHER JURISDICTION     (COMMISSION    (IRS EMPLOYER
     OF INCORPORATION)           FILE NUMBER)   IDENTIFICATION NO.)


1 SUNAMERICA CENTER
LOS ANGELES, CALIFORNIA                         90067-6022
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)        (ZIP CODE)


Registrant's telephone number, including
area code                                       (310) 772-6000

Item 5.     Other Events
            -------------

            The Registrant has released financial position and earnings information as of and for the periods ended September 30, 1996.

            See the attached Condensed Consolidated Balance Sheet and Consolidated Income Statement.

Item 7.     Financial Statements, Pro Forma Financial Information and
            ---------------------------------------------------------
            Exhibits
            ---------

            (c)   Exhibits

            Exhibit 20(a)     Condensed Consolidated Balance Sheet
            Exhibit 20(b)     Consolidated Income Statement


                                 SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SUNAMERICA INC.



Date:   November 12, 1996           By: /s/ SCOTT L. ROBINSON
                                        -----------------------------
                                        Scott L. Robinson
                                        Senior Vice President
                                          and Controller

                                     EXHIBIT 20(a)
                                    SUNAMERICA INC.
                         CONDENSED CONSOLIDATED BALANCE SHEET
                                    (In thousands)


                                                     September 30,     September 30,
                                                              1996              1995
                                                    --------------     -------------
ASSETS
Cash and short-term investments                     $      529,363     $     855,350
Bonds, notes and redeemable preferred stocks:
  Available for sale, at fair value                     12,582,024         6,584,488
  Held for investment, at amortized cost                        --           718,283
Mortgage loans                                           1,652,257         1,543,285
Common stocks, at fair value                                81,385            39,906
Partnerships                                             1,071,857           774,417
Other invested assets                                      282,898           293,230
                                                    --------------    --------------
Total investments                                       16,199,784        10,808,959

Variable annuity assets                                  6,380,458         5,263,006
Deferred acquisition costs                                 782,300           526,415
Other assets                                               364,279           245,787
                                                    --------------    --------------
TOTAL ASSETS                                        $   23,726,821    $   16,844,167
                                                    ==============    ==============
LIABILITIES AND SHAREHOLDERS' EQUITY
Reserves for fixed annuity contracts                $    9,654,674    $    4,862,250
Reserves for guaranteed investment contracts             4,169,028         3,607,192
Trust deposits                                             436,048           426,595
Variable annuity liabilities                             6,380,458         5,263,006
Long-term notes and debentures                             573,335           524,835
Payable to brokers for purchases of securities              42,518           473,728
Other payables, accrued liabilities and
  deferred income taxes                                    572,571           420,852
Preferred securities of grantor trusts                     237,631            52,631
Shareholders' equity                                     1,660,558         1,213,078
                                                    --------------    --------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY          $   23,726,821    $   16,844,167
                                                    ==============    ==============

                                        EXHIBIT 20(b)
                                       SUNAMERICA INC.
                                CONSOLIDATED INCOME STATEMENT
                          (In thousands, except per-share amounts)

                                Quarters ended September 30,     Years ended September 30,
                                ----------------------------     -------------------------
                                          1996          1995            1996          1995
                                --------------   -----------     -----------    ----------
Investment income               $      365,216   $   254,917     $ 1,254,288    $  905,802
                                --------------   -----------     -----------    ----------
Interest expense on:
  Fixed annuity contracts             (125,693)      (68,446)       (410,269)     (258,730)
  Guaranteed investment
    contracts                          (66,245)      (61,564)       (252,027)     (213,340)
  Trust deposits                        (2,383)       (2,618)         (9,968)      (10,519)
  Senior indebtedness                  (15,921)      (14,954)        (69,033)      (55,985)
                                --------------   -----------     -----------   -----------
  Total interest expense              (210,242)     (147,582)       (741,297)     (538,574)
                                --------------   -----------     -----------   -----------
Dividends paid on preferred
  securities of grantor trusts          (5,171)       (1,309)        (20,235)       (1,673)
                                --------------   -----------     -----------   -----------
NET INVESTMENT INCOME                  149,803       106,026         492,756       365,555
                                --------------   -----------     -----------   -----------
NET REALIZED INVESTMENT LOSSES         (15,500)       (8,462)        (30,314)      (33,012)
                                --------------   -----------     -----------   -----------
Fee income:
  Variable annuity fees                 27,849        23,116         104,661        84,583
  Net retained commissions              13,506        10,189          49,824        33,715
  Asset management fees                  6,178         6,536          25,413        26,935
  Loan servicing fees                    6,027         5,885          23,846        19,792
  Trust fees                             4,126         3,810          16,684        15,394
                                --------------   -----------     -----------  ------------
TOTAL FEE INCOME                        57,686        49,536         220,428       180,419
                                --------------   -----------     -----------  ------------
Other income and expenses:
  Surrender charges                      7,040         2,716          22,086        11,885
  General and administrative
    expenses                           (64,069)      (47,958)       (212,701)     (166,540)
  Amortization of deferred
    acquisition costs                  (33,014)      (23,498)       (108,176)      (86,107)
  Other, net                               597         1,593           7,948         7,406
                                 -------------   -----------     -----------  ------------
TOTAL OTHER INCOME AND EXPENSES        (89,446)      (67,147)       (290,843)     (233,356)
                                 -------------   -----------     -----------  ------------
PRETAX INCOME                          102,543        79,953         392,027       279,606

Income tax expense                     (30,800)      (26,500)       (117,600)      (85,400)
                                 -------------   -----------     -----------  ------------
NET INCOME                       $      71,743   $    53,453     $   274,427  $    194,206
                                 =============   ===========     ===========  ============
EARNINGS PER SHARE               $        0.51   $      0.40     $      1.95  $       1.42
                                 =============   ===========     ===========  ============
NET EARNINGS APPLICABLE TO
  COMMON STOCK (used in the
  computation of earnings
  per share)                     $      68,860   $    50,570     $   262,895  $    179,223
                                 =============   ===========     ===========  ============
AVERAGE SHARES OUTSTANDING             134,772       126,297         134,587       126,228
                                 =============   ===========     ===========  ============
